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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-55724 of Sterling Bancshares, Inc. on Form S-3 of our report dated March 10, 2000 appearing in the Annual Report on Form 10-K of Sterling Bancshares, Inc. for the year ended December 31, 1999.

We also consent to the reference to us under the headings "Experts" in the Prospectus, which is part of this Registration Statement.

                                          /s/ DELOITTE & TOUCHE LLP

Houston, Texas

March 2, 2001